                                                                     Exhibit 4.7

                               ADOPTION AGREEMENT
                                    ARTICLE 1
                   NON-STANDARDIZED PROFIT SHARING/401(K) PLAN

1.01   PLAN INFORMATION

       (a)    NAME OF PLAN:

              This is the Giant Industries, Inc. & Affiliated Companies 401(k) Plan (the "Plan")

1.04   COVERAGE

       ALL EMPLOYEES WHO MEET THE CONDITIONS SPECIFIED BELOW SHALL BE ELIGIBLE TO PARTICIPATE IN THE PLAN:

       (a)    AGE REQUIREMENT (check one):

              (1)    [X]    no age requirement.

              (2)    [ ]    must have attained age: _____ (NOT TO EXCEED 21).

       (b)    ELIGIBILITY SERVICE REQUIREMENT

              (1)    ELIGIBILITY TO PARTICIPATE IN PLAN (check one):

                     (A)    [ ]    no Eligibility Service requirement.

                     (B)    [ ]    ____ (NOT TO EXCEED 11) months of Eligibility
                                   Set-vice requirement (no minimum number Hours of Service can be required).

                     (C)    [X]    one year of Eligibility Service requirement
                                   (at least 1,000 Hours of Service are required during the Eligibility Computation Period).

                     (D)    [ ]    two years of Eligibility Service requirement
                                   (at least 1,000 Hours of Service are required during each Eligibility Computation Period).
                                   (DO NOT SELECT IF OPTION 1.01(b)(1), 401(k)
                                   ONLY, IS CHECKED, UNLESS A DIFFERENT
                                   ELIGIBILITY SERVICE REQUIREMENT APPLIES TO
                                   DEFERRAL CONTRIBUTIONS UNDER OPTION 1.04(b)
                                   (2).)

                            NOTE: If the Employer selects the two year
                            Eligibility Service requirement, then contributions subject to such Eligibility Service requirement must be 100% vested when made.

              (2)    [X]    SPECIAL ELIGIBILITY SERVICE REQUIREMENT FOR DEFERRAL
                            CONTRIBUTIONS AND/OR MATCHING EMPLOYER
                            CONTRIBUTIONS:

                     (A) The special Eligibility Service requirement applies to (check the appropriate box(es)):

                            (i)    [X]    Deferral Contributions.

Plan Number: 40292
The CORPORATEp1an for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

                            (ii)   [X]    Matching Employer Contributions

                    (B) The special Eligibility Service requirement is: (A) (Fill in (A),(B), or (C) from Subsection 1.04(b)(1) above).

       (c)    ELIGIBLE CLASS OF EMPLOYEES (check one):

              NOTE: The Plan may not cover employees who are residents of Puerto Rico. These employees are automatically excluded from the eligible class, regardless of the Employer's selection under this Subsection 1.04(c).

              (1)    [ ]    includes all Employees of the Employer.

              (2)    [X]    includes all Employees of the Employer except for
                            (check the appropriate box(es)):

                     (A)    [X]    employees covered by a collective bargaining
                                   agreement.

                     (B)    [ ]    Highly Compensated Employees as defined in
                                   Code Section 414(q).

                     (C)    [X]    Leased Employees as defined in Subsection
                                   2.0l(cc).

                     (D)    [X]    nonresident aliens who do not receive any
                                   earned income from the Employer which
                                   constitutes United States source income.

                     (E)    [X]    other: An employee who is classified by the
                                   Employer as an employee of Giant

              Yorktown, Inc.

                            NOTE: The Employer should exercise caution when excluding employees from participation in the Plan. Exclusion of employees may adversely affect the Plan's satisfaction of the minimum coverage requirements, as provided in Code Section 410(b).

       (d)    THE ENTRY DATES SHALL BE (check one):

              (1)    [ ]    immediate upon meeting the eligibility requirements
                            specified in Subsections 1.04(a), (b), and (c).

              (2)    [ ]    the first day of each Plan Year and the first day of
                            the seventh month of each Plan Year.

              (3)    [X]    the first day of each Plan Year and the first day of
                            the fourth, seventh, and tenth months of each Plan
                            Year.

              (4)    [ ]    the first day of each month.

              (5)    [ ]    the first day of each Plan Year. (DO NOT SELECT IF
                            THERE IS AN ELIGIBILITY SERVICE REQUIREMENT OF MORE
                            THAN SIX MONTHS IN SUBSECTION 1.04(b) OR IF THERE IS
                            AN AGE REQUIREMENT OF MORE THAN 20 1/2 IN SUBSECTION
                            1.04(a).)

Plan Number: 40292
The CORPORATEp1an for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

       (e)    [X]    SPECIAL ENTRY DATE(s) - In addition to the Entry Dates
                     specified in Subsection 1.04(d) above, the following special Entry Date(s) apply for Deferral and/or Matching
                     Employer Contributions. (SPECIAL ENTRY DATES MAY ONLY BE
                     SELECTED if OPTION 1.04 (b) (2), SPECIAL ELIGIBILITY
                     SERVICE REQUIREMENT, IS CHECKED. THE SAME ENTRY DATES MUST
                     BE SELECTED FOR CONTRIBUTIONS THAT ARE SUBJECT TO THE SAME
                     ELIGIBILITY SERVICE REQUIREMENTS.)

              (1) The special Entry Date(s) shall apply to (check the appropriate box(es)):

                     (A)    [X]    Deferral Contributions.

                     (B)    [X]    Matching Employer Contributions

              (2)    The special Entry Date(s) shall be: (1) (Fill in (1), (2),
                     (3), (4), or (5) from Subsection 1.04(d) above).

       (f) DATE OF INITIAL PARTICIPATION - An Employee shall become a Participant unless excluded by Subsection 1.04(c) above on the Entry Date immediately following the date the Employee completes the service and age requirement(s) in Subsections 1.04(a) and (b), if any, except (check one):

              (1)    [X]    no exceptions.

              (2)    [ ]    Employees employed on the Effective Date in
                            Subsection 1.01 (g)(1) or (2) shall become
                            Participants on that date.

              (3)    [ ]    Employees who meet the age and service
                            requirement(s) of Subsections 1.04(a) and (b) on the Effective Date in Subsection 1.01 (g)(1) or (2) shall become Participants on that date.

Plan Number: 40292
The CORPORATEp1an for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

1.10 MATCHING EMPLOYER CONTRIBUTIONS (ONLY IF OPTION 1.07(a), DEFERRAL CONTRIBUTIONS, IS CHECKED)

       (a)    [X]    BASIC MATCHING EMPLOYER CONTRIBUTIONS (check one):

              (1)    [ ]    NON-DISCRETIONARY MATCHING EMPLOYER CONTRIBUTIONS -
                            The Employer shall make a basic Matching Employer
                            Contribution on behalf of each Participant in an amount equal to the following percentage of a Participant's Deferral Contributions during the
                            Contribution Period (check (A) or (B) and, if applicable, (C)):

                     NOTE: Effective for Plan Years beginning on or after January 1, 1999, if the Employer elected Option l.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions and meets the requirements for deemed satisfaction of the "ADP" test in Section 6.10 for a Plan Year, the Plan will also be deemed to satisfy the "ACP" test for such Plan Year with respect to Matching Employer Contributions if Matching Employer Contributions hereunder meet the requirements in Section 6.11.

                     (A)    [ ]    Single Percentage Match: _____%

                     (B)    [ ]    Tiered Match:

                            ______% of the first ______% of the Active
                            Participant's Compensation contributed to the Plan,

                            ______% of the next ______% of the Active
                            Participant's Compensation contributed to the Plan,

                            _____% of the next _____% of the Active Participants Compensation contributed to the Plan.

                            NOTE: The percentages specified above for basic Matching Employer Contributions may not increase as the percentage of Compensation contributed increases.

                     (C)    [ ]    Limit on Non-Discretionary Matching Employer
                                   Contributions (check the appropriate
                                   box(es)):

                            (i)    [ ]    Deferral Contributions in excess of
                                          ______% of the Participant's
                                          Compensation for the period in
                                          question shall not be considered for
                                          non-discretionary Matching Employer
                                          Contributions.

                                   NOTE: If the Employer elected a percentage limit in (i) above and requested the Trustee to account separately for matched and unmatched Deferral Contributions made to the Plan, the non-discretionary Matching Employer Contributions allocated to each Participant must be computed, and the percentage limit applied, based upon each payroll period.

                            (ii)   [ ]    Matching Employer Contributions for
                                          each Participant for each Plan Year
                                          shall be limited to $______.

Plan Number: 40292
The CORPORATEp1an for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

              (2)    [X]    DISCRETIONARY MATCHING EMPLOYER CONTRIBUTIONS - The
                            Employer may make a basic Matching Employer
                            Contribution on behalf of each Participant in an amount equal to the percentage declared for the Contribution Period, if any, by a Board of Directors' Resolution (or by a Letter of Intent for a sole proprietor or partnership) of the Deferral
                            Contributions made by each Participant during the Contribution Period. The Board of Directors'
                            Resolution (or Letter of Intent, if applicable) may limit the Deferral Contributions matched to a specified percentage of Compensation or limit the amount of the match to a specified dollar amount.

                     (A)    [ ]    4% Limitation on Discretionary Matching
                                   Employer Contributions for Deemed
                                   Satisfaction of "ACP" Test - In no event may the dollar amount of the discretionary
                                   Matching Employer Contribution made on a Participant's behalf for the Plan Year exceed
                                   4% of the Participant's Compensation for the Plan Year. (ONLY IF OPTION 1.11(a) (3), SAFE
                                   HARBOR FORMULA, WITH RESPECT TO NONELECTIVE
                                   EMPLOYER CONTRIBUTIONS IS CHECKED.)

              (3)    [ ]    SAFE HARBOR MATCHING EMPLOYER CONTRIBUTIONS -
                            Effective only for Plan Years beginning on or after January 1, 1999, if the Employer elects one of the safe harbor formula Options provided in the Safe
                            Harbor Matching Employer Contribution Addendum to the Adoption Agreement and provides written notice each Plan Year to all Active Participants of their rights and obligations under the Plan, the Plan shall be deemed to satisfy the "ADP" test and, under certain circumstances, the "ACP" test.

       (b)    [ ]    ADDITIONAL MATCHING EMPLOYER CONTRIBUTIONS - The Employer
                     may at Plan Year end make an additional Matching Employer
                     Contribution equal to a percentage declared by the Employer, through a Board of Directors' Resolution (or by a Letter of Intent for a sole proprietor or partnership), of the Deferral Contributions made by each Participant during the Plan Year. (ONLY IF OPTION 1.10(A) (1) OR (3) IS
                     CHECKED.) The Board of Directors' Resolution (or Letter of
                     Intent, if applicable) may limit the Deferral Contributions matched to a specified percentage of Compensation or limit the amount of the match to a specified dollar amount.

              (1)    [ ]    4% LIMITATION ON ADDITIONAL MATCHING EMPLOYER
                            CONTRIBUTIONS FOR DEEMED SATISFACTION OF "ACP" TEST
                            - In no event may the dollar amount of the additional Matching Employer Contribution made on a Participant's behalf for the Plan Year exceed 4% of the Participant's Compensation for the Plan Year.
                            (ONLY IF OPTION 1.10(a) (3), SAFE HARBOR MATCHING
                            EMPLOYER CONTRIBUTIONS, OR OPTION 1.11(a)(3), SAFE
                            HARBOR FORMULA, WITH RESPECT TO NONELECTIVE EMPLOYER
                            CONTRIBUTIONS IS CHECKED.)

              NOTE: If the Employer elected Option 1.1 0(a)(3), Safe Harbor Matching Employer Contributions, above and wants to be deemed to have satisfied the "ADP" test for Plan Years beginning on or after January 1, 1999, the additional Matching Employer Contribution must meet the requirements of Section 6.10. In addition to the foregoing requirements, if the Employer elected either Option 1.1 0(a)(3), Safe Harbor Matching Employer Contributions, or Option
              1.11 (a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions, and wants to be deemed to have satisfied the "ACP" test with respect to Matching Employer Contributions for the Plan Year, the Deferral Contributions matched may not exceed the limitations in Section 6.11.

       (c) CONTRIBUTION PERIOD FOR MATCHING EMPLOYER CONTRIBUTIONS - The Contribution Period for purposes of calculating the amount of basic Matching Employer Contributions described in Subsection 1.10(a) is:

              (1)    [ ]    each calendar month.

              (2)    [ ]    each Plan Year quarter.

Plan Number: 40292
The CORPORATEp1an for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

              (3)    [ ]    each Plan Year.

              (4)    [X]    each payroll period

              The Contribution Period for additional Matching Employer Contributions described in Subsection 1.10(b) is the Plan Year.

       (D) CONTINUING ELIGIBILITY REQUIREMENT(s) - A Participant who makes Deferral Contributions during a Contribution Period shall only be entitled to receive Matching Employer Contributions under Section
              1.10 for that Contribution Period if the Participant satisfies the following requirement(s) (Check the appropriate box(es). Options
              (3) and (4) may not be elected together; Option (5) may not be elected with Option (2), (3), or (4); Options (2), (3), (4), (5), and (7) may not be elected with respect to basic Matching Employer Contributions if Option 1. 10(a)(3), Safe Harbor Matching Employer Contributions, is checked):

              (1)    [X]    No requirements.

              (2)    [ ]    Is employed by the Employer or a Related Employer on
                            the last day of the Contribution Period.

              (3)    [ ]    Earns at least 501 Hours of Service during the Plan
                            Year. (ONLY IF THE CONTRIBUTION PERIOD IS THE PLAN
                            YEAR.)

              (4)    [ ]    Earns at least 1,000 Hours of Service during the
                            Plan Year. (ONLY IF THE CONTRIBUTION PERIOD IS THE
                            PLAN YEAR.)

              (5)    [ ]    Either earns at least 501 Hours of Service during
                            the Plan Year or is employed by the Employer or a Related Employer on the last day of the Plan Year.
                            (ONLY IF THE CONTRIBUTION PERIOD IS THE PLAN YEAR.)

              (6)    [ ]    Is not a Highly Compensated Employee for the Plan
                            Year.

              (7)    [ ]    Is not a partner or a member of the Employer, if the
                            Employer is a partnership or an entity taxed as a partnership.

              (8)    [ ]    Special continuing eligibility requirement(s) for
                            additional Matching Employer Contributions. (ONLY IF
                            OPTION 1.10(b), ADDITIONAL MATCHING EMPLOYER
                            CONTRIBUTIONS, IS CHECKED.)

                     (A) The continuing eligibility requirement(s) for additional Matching Employer Contributions is/are:
                            (Fill in number of applicable eligibility requirement(s) from above.)

              NOTE: If Option (2), (3), (4), or (5) above is selected, then Matching Employer Contributions can only be FUNDED by the Employer AFTER the Contribution Period or Plan Year ends. Matching Employer Contributions funded during the Contribution Period or Plan Year shall not be subject to the eligibility requirements of Option
              (2), (3), (4), or (5). If Option (2), (3), (4), or (5) is adopted during a Contribution Period or Plan Year, as applicable, such Option shall not become effective until the first day of the next Contribution Period or Plan Year.

       (e)    [X]    QUALIFIED MATCHING EMPLOYER CONTRIBUTIONS - Prior to making any Matching Employer Contribution hereunder (other than a safe harbor Matching Employer Contribution), the Employer may designate all or a portion of such Matching Employer
                     Contribution as a Qualified Matching Employer Contribution that may be used to satisfy the "ADP" test on Deferral
                     Contributions and excluded in applying the "ACP" test on

Plan Number: 40292
The CORPORATEp1an for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

                     Employee and Matching Employer Contributions. Unless the additional eligibility requirement is selected below, Qualified Matching Employer Contributions shall be allocated to all Participants who meet the continuing eligibility requirement(s) described in Subsection 1.10(d) above for the type of Matching Employer Contribution being characterized as a Qualified Matching Employer Contribution.

              (1)    [ ]    To receive an allocation of Qualified Matching
                            Employer Contributions a Participant must also be a Non-Highly Compensated Employee for the Plan Year.

              NOTE: Qualified Matching Employer Contributions may ~ be excluded in applying the "ACP" test for a Plan Year if the Employer elected Option 1. 10(a)(3), Safe Harbor Matching Employer Contributions, or Option 1.11 (a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions, and the "ADP" test is deemed satisfied under Section 6.10 for such Plan Year.

Plan Number: 40292
The CORPORATEp1an for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

1.15   VESTING

       A PARTICIPANT'S VESTED INTEREST IN MATCHING EMPLOYER CONTRIBUTIONS AND/OR NONELECTIVE EMPLOYER CONTRIBUTIONS, OTHER THAN SAFE HARBOR MATCHING EMPLOYER AND/OR NONELECTIVE EMPLOYER CONTRIBUTIONS ELECTED IN SUBSECTION 1.10(A) (3) OR 1.11(a) (3), SHALL BE BASED UPON HIS YEARS OF VESTING SERVICE AND THE SCHEDULE(s) SELECTED BELOW, EXCEPT AS PROVIDED IN SUBSECTION 1.21(d) OR IN THE VESTING SCHEDULE ADDENDUM TO THE ADOPTION AGREEMENT.

       (A)    [ ]    YEARS OF VESTING SERVICE SHALL EXCLUDE

              (1)    [ ]    for new plans, service prior to the Effective Date
                            as defined in Subsection 1.01(g)(1).

              (2)    [ ]    for existing plans converting from another plan
                            document, service prior to the original Effective
                            Date as defined in Subsection 1.01(g)(2).

       (B)    VESTING SCHEDULE(s)

              NOTE: The vesting schedule selected below applies only to Nonelective Employer Contributions and Matching Employer Contributions other than safe harbor contributions under Option 1.11(a)(3) or Option 1.10(a)(3). Safe harbor contributions under Options 1.11(a)(3) and 1.10(a)(3) are always 100% vested immediately.

              (1)NONELECTIVE EMPLOYER CONTRIBUTIONS        (2) MATCHING EMPLOYER CONTRIBUTIONS
                 (check one):                                  (check one):

                 (A) [ ] N/A - No Nonelective              (A) [ ] N/A - No Matching
                         Employer Contributions                    Employer Contributions

                 (B) [ ] 100% Vesting immediately          (B) [ ] 100% Vesting immediately

                 (C) [X] 3 year cliff (see C below)        (C) [X] 3 year cliff (see C below)

                 (D) [ ] 5 year cliff (see D below)        (D) [ ] 5 year cliff (see D below)

                 (E) [ ] 6 year graduated (see E below)    (E) [ ] 6 year graduated (see E below)

                 (F) [ ] 7 year graduated (see F below)    (F) [ ] 7 year graduated (see F below)

                 (G) [ ] Other vesting                     (G) [ ] Other vesting (complete G1 below)
                                                                   (complete G2 below)

Plan Number: 40292
The CORPORATEp1an for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

YEARS OF             APPLICABLE VESTING SCHEDULE(s)
VESTING SERVICE
-------------------------------------------------------
                  C     D     E     F      G1      G2
-------------------------------------------------------
      0            0%    0%    0%    0%  _____%  _____%
      1            0%    0%    0%    0%  _____%  _____%
      2            0%    0%   20%    0%  _____%  _____%
      3          100%    0%   40%   20%  _____%  _____%
      4          100%    0%   60%   40%  _____%  _____%
      5          100%  100%   80%   60%  _____%  _____%
      6          100%  100%  100%   80%  _____%  _____%
  7 or more      100%  100%  100%  100%   100 %   100 %


              NOTE: A schedule elected under G1 or 02 above must be at least as favorable as one of the schedules in C, D, E or F above.

              NOTE: If the Plan is being amended to provide a more restrictive vesting schedule, the more favorable vesting schedule shall continue to apply to Participants who are Active Participants immediately prior to the later of (1) the effective date of the amendment or (2) the date the amendment is adopted.

       (C)    [X]    A VESTING SCHEDULE MORE FAVORABLE THAN THE VESTING
                     SCHEDULE(s) SELECTED ABOVE APPLIES TO CERTAIN PARTICIPANTS.
                     Please complete the Vesting Schedule Addendum to the Adoption Agreement.

       (D) APPLICATION OF FORFEITURES - If a Participant forfeits any portion of his non-vested Account balance as provided in Section 6.02, 6.04, 6.07, or 11.08, such forfeitures shall be (check one):

              (1)    [ ]    N/A - Either (A) no Matching Employer Contributions
                            are made with respect to Deferral Contributions under the Plan and all other Employer Contributions are 100% vested when made or (B) there are no Employer Contributions under the Plan.

              (2)    [X]    applied to reduce Employer contributions.

              (3)    [ ]    allocated among the Accounts of eligible
                            Participants in the manner provided in Section 1.11.
                            (ONLY IF OPTION 1.11(A) OR (B) IS CHECKED.)

Plan Number: 40292
The CORPORATEp1an for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

                            AMENDMENT EXECUTION PAGE

         This page is to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to this execution page.

         The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended    Page  Effective Date
---------------    ----  --------------
 1.15 b and c               1/1/04
 1.10 c and d               1/1/04
 1.04 b 2 A                 1/1/04
 1.04 e 1 B                 1/1/04


       IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this 8th day of December , 2003 .

Employer:   Giant Industries, Inc.        Employer:
            -----------------------                 ---------------------------

By:         /s/ NATALIE R. DOPP           By:
                                                    ---------------------------

Title:      VP, Human Resources           Title:
                                                    ---------------------------

Accepted by:

Fidelity Management Trust Company, as Trustee

By:      /s/ ROBERT Q. BUCKLES            Date: January 22, 2004
         -------------------------
         Robert Q. Buckles

Title: Authorized Signatory

Plan Number: 40292
The CORPORATEp1an for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

                                    ADDENDUM

                              RE: VESTING SCHEDULE
                                       FOR

PLAN NAME: Giant Industries, Inc.& Affiliated Companies 401(k) Plan

(a)    MORE FAVORABLE VESTING SCHEDULE

       (1) The following vesting schedule applies to the class of Participants described in (a)(2) below:

              Source: Discretionary Match, Discretionary Profit Sharing

                     YEARS OF SERVICE     VESTING PERCENT
                     ----------------     ---------------
                        less than 1           100
                             1                100

       (2) The vesting schedule specified in (a)(1) above applies to the following class of Participants:

              Employees hired prior to 1/1/04

(b)    [ ]    ADDITIONAL VESTING SCHEDULE

       (1) The following vesting schedule applies to the class of Participants described in (b)(2) below:

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________


       (2) The vesting schedule specified in (b)(1) above applies to the following class of Participants:

              __________________________________________________________________

Plan Number: 40292
The CORPORATEp1an for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.